EXHIBIT 10.21

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company’s confidential treatment request.

 MEMORANDUM OF UNDERSTANDINGS (YZN/ACL-F23)

THIS MEMORANDUM OF UNDERSTANDINGS (hereinafter called, “THIS MEMORANDUM”) made as of 24th February, 2006, by and between YOZAN INC. (hereinafter called, “YZN”) of the city of Tokyo, Japan, and Airspan Communications　Ltd. (hereinafter called, “ACL”) of the city of Uxbridge, U.K., sets forth the mutual understandings of the both parties regarding PURCHASE CONTRACT (YZN/ACL-A14) dated 14th April, 2005, between the both parties (hereinafter called, “1st P/C”) and 2nd PURCHASE CONTRACT (YZN/ACL-S13) dated 13th September, 2005, between the both parties (hereinafter called, “2nd P/C”). The mutual understandings of the both parties herein confirmed are as follows :

1. The Time Schedule of Delivery mentioned in ARTICLE 7. of 1st P/C was changed, as the agreement of the both parties as of the date herein-above, to the followings. The Liquidated Damages mentioned in ARTICLE 20. of 1st P/C shall be calculated and accrue on the delay, if any, from the following revised Time Schedule of Shipment :
Lot-1 : [*] sets of B/S-Products Set	by 28th February, 2006
Lot-2 : [*] sets of ST	by 28th February, 2006
Lot-3 : [*] sets of B/S-Products	Set by 28th February, 2006
Lot-4 : [*] sets of ST	by 28th February, 2006
Lot-5 : [*] sets of B/S-Products Set	by 28th February, 2006
Lot-6 : Netspan-NMS	with Lot-1
Lot-7 : [*] sets of B/S-Products Set and 1,000 STs	by 20th March, 2006
Lot-8 : [*] sets of B/S-Products Set and 2,000 STs	by 31st March, 2006
Lot-9 : [*] sets of B/S-Products Set and 3,000 STs	by 30th April, 2006
Lot-10: [*] STs	by 20th April, 2006
(Note: Through the above Shipments, any shipments of 1xSDR and 1xSCRT shall be regarded as a shipment of B/S
    Products Set subject to the balance of SCRT numbers being shipped within the above period (by 30th April 2006, as discussed between the both parties on the date hereabove.)

2. The Time Schedule of Delivery mentioned in Article 7. of 2nd P/C (before Amendment of today) shall be as follows :

Lot-11 : [*] sets of B/S-Products Set	by 30th April, 2006
Lot-12 : [*] sets of ST	by 30th April, 2006
Lot-13 : [*] sets of B/S-Products Set	by 20th May, 2006
Lot-14 : [*] sets of ST	by 20th May, 2006
3. In addition to the above clauses 1. and 2., the both parties agreed to the attached weekly time schedule of shipment on Ex-Works basis, as the schedule, under which ACL shall perform its works.
4. After the invoicing by ACL mentioned herein Clause5. (Commercial Invoice of 20th February 2006), the ACL’s actual commercial invoices for the payment by YZN shall be issued weekly for the total amount of Deliveries made in the respective forgoing one calendar week, even in case Delivery of two times or more occurr in such one calendar week.
5. Both parties confirmed that Delivery of Products under 1st P/C as of 20th February, 2006, is as follows and shall be invoiced by ACL to YZN for the payment according to the payment terms of the purchase contract :
	(Unit Price)	(Quantity)	(Price Delivered)
(1) MicroMAX-SDR	US$[*]	[*] Units	US$[*]
(2) Radio Transceiver	US$[*]	[*] Units	US$[*]
(3) Enclosure/Aux.	US$[*]	[*] Units	US$[*]
for a single B/S Products Set
(4) Netspan-NMS	US$[*]	1 Unit	US$[*]
(5) EasyST	US$[*]	[*] Units	US$[*]
(6) ProST	US$[*]	[*] Units	US$[*]
(7) WiFi-AP For ProST	US$[*]	[*] Units	US$[*]
(8) Outdoor PSU	US$[*]	[*] Units	US[*]
(9) GPS	US$[*]	TBIL
(10) External Cabling	US$[*]	[*] Units	US$[*]
(11) GPS Antenna Cabling	US$[*]	TBIL
(12) 2SDRs Connection Kit	US$[*]	TBIL
                                            0;  (Total Amount Delivered : US$1,436,642.86 )
(Note: “TBIL” means To Be Invoiced Later upon GPS functionality is provided by ACL)
6. The both parties agreed to execute the Amendment of 2nd P/C for the additional purchase of [*] Single B/S-Products Sets and [*] ProST-WiFi Sets, with the same prices and terms and conditions. Further discount of Products beyond this Amendment of 2nd P/C shall be offered by ACL for the additional purchase by YZN for Deliveries in the second half of 2006. The indication of this further discount by ACL was made as follows :

-	Additional [*] ProSTs : Further [*]% of Unit Price discount after the original discounted unit price in 2nd P/C (say [*]% discount as result).
-	Additional [*] ProSTs : Further [*]% of Unit Price discount after the above (say [*]% as result).
-	Additional [*] ProSTs and further : To be discussed later.
-	Regarding MicroMAX, the further discount be discussed later.
7. The period of YZN’s Exclusive Rights for purchase and distribute the Products under MINUTES OF THE MEETING of the both parties dated 15th July, 2005, was extended till 30th September, 2006.
8. The functionalities of Products to be added hereafter shall be discussed and agreed by the both parties by 10th March, 2006.

THIS MEMORANDUM is made as of the date herein-above, by :

YOZAN INC.	Airspan Communications, Ltd.
(SIGNED)	(SIGNED)
Sunao Takatori,	Henrik Smith-Petersen,
President and CEO	President, Asia-Pacific